Exhibit 32(b)

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act 2002 (18 U.S.C. 1350), the undersigned, Frank J. Cinatl, IV, Chief Financial Officer, of Abatix Corp. (the "Company") have executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (the "Report").

The undersigned certify that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

                               /s/ Frank J. Cinatl, IV
                               -------------------------------------------------
                               Name: Frank J. Cinatl, IV
                               Title: Vice President and Chief Financial Officer November 11, 2004